UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                           811-22715

Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)

    227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
    227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:              (312) 827-0100

Date of fiscal year end:  May 31

Date of reporting period:  June 26, 2013 – May 31, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GGM

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT
GUGGENHEIM CREDIT ALLOCATION FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/ggm, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

May 31, 2014

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Credit Allocation Fund (the “Fund”). This report covers the Fund’s performance for the initial fiscal period from the Fund’s inception on June 26, 2013, through May 31, 2014.

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, “credit securities”). The Fund seeks to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the abbreviated annual fiscal period ended May 31, 2014, the Fund provided a total return based on market price of 5.08% and a total return based on NAV of 10.12%. The NAV performance of the Fund reflects fees and expenses of the Fund.

As of May 31, 2014, the Fund’s market price of $24.68 per share represented a discount of 0.12% to its NAV of $24.71 per share. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

The Fund paid monthly distributions beginning in September 2013, for a total of nine monthly distributions. The distribution for the first eight was $0.16146 and was raised to $0.17130 for the last month of the period. The distribution paid on May 30, 2014, represents an annualized distribution rate of 8.33% based on the Fund’s closing market price of $24.68 on May 30, 2014. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 33 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER continued	May 31, 2014

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/ggm.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Credit Allocation Fund

June 30, 2014

4 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	May 31, 2014

Guggenheim Credit Allocation Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the abbreviated annual fiscal period ended May 31, 2014.

What is the Fund’s investment objective and how is it pursued?

The Guggenheim Credit Allocation Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities (collectively, “credit securities”). Credit securities in which the Fund may invest consist of corporate bonds, loans and loan participations, asset-backed securities (all or a portion of which may consist of collateralized loan obligations), mortgage-backed securities (both residential mortgage-backed securities and commercial mortgage-backed securities), U.S. Government and agency securities, mezzanine and preferred securities, convertible securities, commercial paper, municipal securities and sovereign government and supranational debt securities. The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.

The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may use such transactions as a means to synthetically implement the Fund’s investment strategies. In addition, as an alternative to holding investments directly, the Fund may also obtain investment exposure by investing in other investment companies. To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit securities (the “80% Policy”).

The Fund may invest in open-end funds, closed-end funds and exchange-traded funds. For purposes of the Fund’s 80% Policy, the Fund will include its investments in other investment companies that have a policy of investing at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit securities.

The Fund uses financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

What were the significant events affecting the economy and market environment over the past year?

A year ago, speculation about the end of quantitative easing (“taper”) increased interest rate volatility and drove investors to shorter-duration assets, until the Federal Reserve (the “Fed”) refrained from reducing its easing program in September 2013. The delayed taper combined with the end of the government shutdown in October set the stage for an equity rally on the back of stronger economic growth that lasted into 2014. Tapering finally began in January 2014, continuing even after it became clear that the economy had slowed during the winter months. By May, the Fed was buying only $45 billion a month, down from $85 billion in December 2013.

Nevertheless, the world is still afloat in a sea of liquidity, as every major central bank, with the exception of the European Central Bank (“ECB”), has been engaged in monetary easing. Easing helped mute the impact of regional catalysts, preventing them from spilling over into a global crisis. The potential failure of Japan’s Abenomics, overheating in Chinese real estate and the conflict between Russia and Ukraine all failed to derail global expansion. Towards the end of the first quarter, Europe was poised to join the other central banks in monetary easing. After quarter end, the ECB initiated negative interest rates and other measures to combat low inflation and anemic credit growth. While the ECB stopped short of asset purchases, the option may be used in the near future.

With an abundance of liquidity, there is very little pressure on credit, as almost every major country is putting a ceiling on borrowing rates or depreciating its currency, while also increasing monetary accommodation,

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2014

driving demand for U.S. financial assets. This was a key reason why, at period end, many U.S. equity indices were at all time highs and U.S. Treasury yields having retreated from the highest experienced at the end of 2013. The U.S. fixed-income market is also feeding on a supply-demand imbalance, as strong investor demand has outpaced debt issuance which is pushing up prices across the board, from investment grade corporate bonds to Treasuries.

The U.S. economy continues to show modest improvements, and the investment environment remains positive for risk assets as volatility has been relatively benign, despite data persistently lagging behind the Fed’s targets. The last 1Q GDP revision was released at -2.9%, reflecting the effect of the severe winter’s soft patch. Consumer spending, which accounts for 70% of U.S. economic activity, grew at 1% and may be a better indicator of future underlying strength of the American economy. Mortgage rates have retreated since the start of the year, aiding home affordability while boosting consumption, a harbinger for better growth in the quarters ahead. Economic growth should continue to drive improvement in the labor markets and corporate earnings, but not to a level that might propel the Fed to prematurely hike short term rates.

The global economy is in the midst of a synchronous expansion. In addition to the better U.S. economic picture, the European economy is improving, and Japan is on the verge of making some radical changes to its pension laws, which should permit more overseas investment. This may cause the Japanese yen to depreciate, helping Japan’s economic situation, while also boosting demand for U.S. investments. China has also engaged in smaller stimulus measures to spur the economy and carefully manage its currency values.

How did the Fund perform for the initial annual fiscal period?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the abbreviated annual fiscal period ended May 31, 2014, the Fund provided a total return based on market price of 5.08% and a total return based on NAV of 10.12%. The NAV performance of the Fund reflects fees and expenses of the Fund.

As of May 31, 2014, the Fund’s market price of $24.68 per share represented a discount of 0.12% to its NAV of $24.71 per share. As of November 30, 2013, the Fund’s market price of $22.35 per share represented a discount of 7.99% to its NAV of $24.29 per share. As of the Fund’s commencement of operations on June 26, 2013, the Fund’s market price was $25.00 per share and its NAV was $23.82 per share. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

The Fund paid monthly distributions beginning in September 2013, for a total of nine monthly distributions. The distribution for the first eight was $0.16146 and was raised to $0.17130 for the last month of the period. The distribution paid on May 30, 2014, represents an annualized distribution rate of 8.33% based on the Fund’s closing market price of $24.68 on May 30, 2014. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund.

Discuss how proceeds were invested and how the Fund is now allocated.

For the early months of the period, the Fund focused on investing proceeds from the initial public offering. Assets now are fully allocated, mostly among senior loans and high yield bonds, with a small allocation to asset-backed securities (ABS).

The appeal of senior loans is their floating-rate coupons, which help mitigate interest-rate risk, while their seniority in capital structure, maintenance covenants and secured status enhance credit quality. We continue to view single B bank loans as having risk comparable to BB corporate bonds.

The Fund purchased many senior loans in the primary market, realizing an immediate improvement in value due to original issue discounts, and loans benefited from strong demand from collateralized loan obligations (“CLOs”) and loan funds.

Volatility during the period put pressure on high yield bonds, but also presented purchase opportunities, many featuring attractive yield and credit metrics at points of temporary price weakness. When interest rates decline, the search for yield can outweigh the need to protect from rising interest rates, spurring demand for high yield bonds over senior loans.

Why did the Fund pay excise tax during the period?

While the Fund generally intends to distribute income and capital gain in the manner necessary to minimize imposition of the 4% excise tax imposed on a registered investment company that does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year), there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In certain circumstances, the Fund may elect to retain income or capital gain and pay the excise tax on such undistributed amount, to the extent that the Board of Trustees, in consultation with Fund management, determines it to be in the best interest of shareholders at that time. During the Fund's last fiscal year, the Fund paid excise tax of $45,730 or $0.007 per share.

6 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2014

What influenced performance over the period?

Equities continued to climb to new highs during the period, while credit spreads in fixed income ground tighter. Contributors included strength in the underlying economy, a downward trend in fiscal and legislative policy, uncertainty and a benign interest rate environment in which policy rates are unlikely to be raised until 2015. In 2013, many investors were caught unprepared as longer duration portfolios were hit hardest by the significant upside volatility in interest rates. Despite reaching multiyear highs to close 2013, U.S. Treasury 10 year rates have steadily fallen, but largely remain range bound.

In this environment of low rates and subdued growth, the Fund benefited from its exposure to floating rate assets, particularly bank loans and collateralized loan obligations (CLOs), where we see room for further spread tightening. We’ve looked to sell assets that have less upside with respect to spread compression, while selectively adding to holdings that can be expected to benefit from a sustained period of economic expansion.

The Fund’s exposure to high yield securities was also a source of return. We evaluate holdings constantly and regularly reduce risk to assets perceived as overvalued or where our credit view has changed. Our research indicates certain sectors of the credit market were showing signs of overheating during the period, and consequently sold select bank loans and high yield bonds. While we believe this is still a good time to take credit risk, we are increasingly cautious with respect to aggressive pricing and weaker structures from issuers.

Another contributor to performance was the Fund’s asset-backed securities (ABS) holdings. In addition to providing an opportunity to generate higher yields in an environment where investors are concerned about rising rates, ABS structures are typically amortizing and have shorter duration, making them highly attractive from a portfolio credit perspective.

The Fund focused on adding commercial real estate (CRE) collateral debt obligations (CDOs) during the period which were viewed as a good source of value with healthy spread duration. A modest economic recovery in 2014 should lead to increased demand for office and retail space. Additionally, with the improving financing climate, lenders are displaying additional appetite for commercial rest estate assets.

In addition, the Fund’s non-Agency RMBS (residential mortgage-backed securities) positions continue to provide an attractive source of risk-adjusted yield relative to other fixed-income sectors, as they benefited from an increase in housing activity driven by low interest rates.

What is the Fund’s duration?

The weighted average duration for GGM as of May 31, 2014, was 2.74 years. Our view is that we are unlikely to see rates move in a sudden and aggressive upward trajectory, as the Fed is providing ample guidance about the future path of interest rates. The Fund may invest in credit securities of any duration or maturity and is not required to maintain any particular maturity or duration for its portfolio as a whole. It typically maintains a leverage-adjusted average portfolio duration of one to four years. However, the Adviser dynamically adjusts average portfolio duration based on market conditions.

Discuss the sectors the Fund is most invested in.

Leveraged credit in the period continued benefitting from strong demand and low defaults. Helped by near-zero interest rates, default rates for both bank loans and high yield credits have declined to well below historical averages. The improving macroeconomic environment should continue to drive positive returns and tighter spreads until defaults rise, which history shows doesn’t happen until one to two years after the Federal Reserve begins tightening interest rates—something not expected until mid-2015 at the earliest.

The bank loan market continues to be supported by strong demand, with the sector benefiting from over $50 billion of collateralized loan obligation (CLO) issuance, now on track to exceed 2013’s volume and potentially set a new annual record. A robust CLO market has offset the reversal in bank loan mutual fund flows, which turned negative in April after 95 weeks of inflows, and have continued to post weekly outflows. Falling mutual fund demand for bank loans was caused by the decline in Treasury yields and was not fundamentally driven, so this temporary shift should reverse when interest rates start to rise.

We believe bank loans currently have superior relative value, and we expect them to outperform fixed-rate investments in a rising rate environment. Bank loan discount margins continue to be wider than the historical average (ex-recession). Margins for BB rated loans and B-rated loans also remain wider than similarly rated bond spreads, which we view as a potential opportunity to improve the risk-adjusted performance of the Fund.

High-yield bond demand remains strong, although mutual fund flows have been less steady on the back of the Treasury volatility earlier in 2014. Net inflows remain steady.

We continue to focus on superior relative value opportunities both in bank loans and off-the-run high yield bonds. We believe some of the best potential exists in upper middle-market tranches ($300-$750 million), which offer yield pickup over larger tranches and are often overlooked and underfollowed.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2014

How did other markets perform in this environment?

The return of the Standard & Poor’s 500 Index (the “S&P 500”) was 22.33% for the abbreviated fiscal period ended May 31, 2014 (this and all other returns cited in this section are total return). The Barclays U.S. Aggregate Bond Index returned 4.83% for the period, while the Barclays U.S. Corporate High Yield Index returned 11.63%. The return of the Barclays 1–3 Month U.S. Treasury Bill Index was 0.03% for the abbreviated period.

Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index rose 23.63%.

The Bank of America Merrill Lynch ABS AA-BBB Securities Master Index (the “BofA/ML ABS Master AA-BBB”) gained 4.06% for the period, while the Credit Suisse Leveraged Loan Index returned 5.47%.

What is the Fund’s leverage strategy?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

As of May 31, 2014, the amount of leverage was approximately 25% of total managed assets. The Fund employs leverage through reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The BofA/ML ABS Master AA-BBB Index is a subset of the BofA Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the $US-denominated leveraged loan market.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/ggm for a detailed discussion of the Fund’s risks and considerations.

8 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2014

Fund Statistics
Share Price	$24.68
Net Asset Value	$24.71
Premium/(Discount) to NAV	-0.12%
Net Assets ($000)	$163,815

Total Returns
(Inception 6/26/2013)	Market	NAV
Since Inception	5.08%	10.12%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. For more current information, please visit guggenheiminvestments.com/ggm. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Fund Breakdown	% of Net Assets
Corporate Bonds	67.9%
Asset Backed Securities	9.5%
Collateralized Mortgage Obligation	0.3%
Term Loans	49.5%
Preferred Stock	2.5%
Total Long-Term Investments	129.7%
Money Market	2.1%
Total Investments	131.8%
Reverse Repurchase Agreements	-32.6%
Other Assets in excess of Liabilities	0.8%
Total Net Assets	100.0%

Ratings shown are assigned by one or more Nationally Recognized Statistical Credit Rating Organizations (“NRSCRO”), such as Standard & Poor’s, Moody’s and Fitch. The ratings are an indication of an issuer’s cred-itworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSCRO. U.S. Treasury securities and U.S. Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/ggm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS	May 31, 2014

	Principal					Optional
	Amount~	Description	Rating*	Coupon	Maturity	Call Provisions**	Value
		Long-Term Investments – 129.7%
		Corporate Bonds – 67.9%
		Advertising – 1.9%
	2,900,000	Sitel, LLC / Sitel Finance Corp.(a)	B	11.000%	08/01/2017	08/01/14 @ 103	$ 3,092,125
		Agriculture – 1.5%
	1,881,000	Vector Group Ltd.	B+	7.750%	02/15/2021	02/15/16 @ 106	2,003,265
	500,000	Vector Group Ltd.(a)	B+	7.750%	02/15/2021	02/15/16 @ 106	532,500
							2,535,765
		Banks – 0.7%
	1,100,000	Citigroup, Inc., Series M(b)	BB+	6.300%	12/29/2049	05/15/24 @ 100	1,116,720
		Building Materials – 0.9%
	1,401,000	Unifrax I, LLC / Unifrax Holding Co.(a)	B–	7.500%	02/15/2019	02/15/15 @ 104	1,471,050
		Chemicals – 2.0%
	3,000,000	TPC Group, Inc.(a)	B	8.750%	12/15/2020	12/15/16 @ 104	3,307,500
		Commercial Services – 0.5%
	300,000	Ceridian, LLC / Comdata, Inc.(a)	CCC	8.125%	11/15/2017	07/07/14 @ 100	303,000
	520,000	Laureate Education, Inc.(a)	CCC+	9.250%	09/01/2019	09/01/15 @ 107	546,000
							849,000
		Diversified Financial Services – 3.8%
GBP	250,000	Cabot Financial Luxembourg SA (Luxembourg)(a)	B+	6.500%	04/01/2021	04/01/17 @ 103	421,444
	1,000,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.(a)	B	7.375%	04/01/2020	04/01/16 @ 106	1,050,000
	1,500,000	Majid Al Futtaim Holding	BB+	7.125%	12/31/2049	N/A	1,624,110
	1,700,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.	B+	6.500%	07/01/2021	01/01/17 @ 103	1,617,125
	835,800	Schahin II Finance Co. SPV Ltd. (Cayman Islands)(a)	BBB–	5.875%	09/25/2022	N/A	816,159
	700,000	Ultra Resources, Inc.	BBB	4.660%	10/12/2022	N/A	654,850
							6,183,688
		Energy-Alternate Sources – 0.5%
	850,000	ContourGlobal Power Holdings SA (Luxembourg)(a)	BB–	7.125%	06/01/2019	06/01/16 @ 104	860,625
		Engineering & Construction – 0.9%
	900,000	Odebrecht Offshore Drilling Finance Ltd. (Cayman Islands)(a)	BBB–	6.625%	10/01/2022	10/01/21 @ 100	959,625
	472,159	Princess Juliana International Airport Operating Co. NV (Saint Maarten)(a)	Baa2	5.500%	12/20/2027	N/A	463,187
							1,422,812
		Entertainment – 1.9%
	3,100,000	WMG Acquisition Corp.(a)	B	6.750%	04/15/2022	04/15/17 @ 105	3,100,000
		Food – 2.8%
	2,900,000	KeHE Distributors, LLC / KeHE Finance Corp.(a)	B	7.625%	08/15/2021	08/15/17 @ 104	3,139,250
GBP	800,000	Premier Foods Finance PLC (United Kingdom)(a)	B	6.500%	03/15/2021	03/15/17 @ 103	1,384,762
							4,524,012
		Gas – 1.6%
	2,500,000	NGL Energy Partners, LP / NGL Energy Finance Corp.(a)	BB–	6.875%	10/15/2021	10/15/16 @ 105	2,625,000
		Holding Companies-Diversified – 4.2%
	3,000,000	Harbinger Group, Inc.	B+	7.875%	07/15/2019	01/15/16 @ 106	3,277,500
	3,400,000	Opal Acquisition, Inc.(a)	CCC+	8.875%	12/15/2021	12/15/16 @ 107	3,570,000
							6,847,500

See notes to financial statements.

10 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

	Principal					Optional
	Amount~	Description	Rating*	Coupon	Maturity	Call Provisions**	Value
		Household Products & Housewares – 2.2%
	3,500,000	Central Garden and Pet Co.	CCC+	8.250%	03/01/2018	03/01/15 @ 102	$ 3,578,750
		Leisure Time – 1.2%
	1,500,000	Travelport, LLC	CCC–	11.875%	09/01/2016	09/01/14 @ 100	1,522,500
	506,269	Travelport, LLC / Travelport Holdings, Inc.(a) (b)	CCC–	6.352%	03/01/2016	08/23/14 @ 100	506,269
							2,028,769
		Media – 2.1%
	1,000,000	CSC Holdings, LLC(a)	BB	5.250%	06/01/2024	N/A	1,000,000
	550,000	Expo Event Transco, Inc.(a) (d)	B–	9.000%	06/15/2021	06/15/16 @ 105	561,000
	1,900,000	Sirius XM Radio, Inc.(a)	BB	6.000%	07/15/2024	07/15/19 @ 103	1,952,250
							3,513,250
		Mining – 0.9%
	500,000	KGHM International Ltd. (Canada)(a) (d)	BB–	7.750%	06/15/2019	06/15/15 @ 104	536,250
	408,810	Mirabela Nickel Ltd. (Australia)(a) (e)	NR	3.500%	06/30/2014	N/A	408,810
	2,000,000	Mirabela Nickel Ltd. (Australia)(a) (d) (f)	NR	8.750%	04/15/2018	04/15/15 @ 104	470,000
							1,415,060
		Oil & Gas – 17.0%
	300,000	Atlas Energy Holdings Operating Co., LLC / Atlas Resource Finance Corp.(a)	Caa1	7.750%	01/15/2021	01/15/17 @ 104	301,500
	1,526,000	Atlas Energy Holdings Operating Co., LLC / Atlas Resource Finance Corp.	B–	7.750%	01/15/2021	01/15/17 @ 104	1,533,630
	2,300,000	Atlas Energy Holdings Operating Co., LLC / Atlas Resource Finance Corp.	Caa1	9.250%	08/15/2021	08/15/17 @ 105	2,449,500
	3,000,000	Bill Barrett Corp.	B	7.000%	10/15/2022	10/15/17 @ 104	3,165,000
	3,000,000	BreitBurn Energy Partners, LP / BreitBurn Finance Corp.	B–	7.875%	04/15/2022	01/15/17 @ 104	3,225,000
	3,000,000	Endeavor Energy Resources, LP / EER Finance, Inc.(a)	B	7.000%	08/15/2021	08/15/16 @ 105	3,172,500
	200,000	IronGate Energy Services, LLC(a) (d)	NR	11.000%	07/01/2018	07/01/16 @ 105	203,500
	500,000	Jones Energy Holdings, LLC / Jones Energy Finance Corp.(a)	B–	6.750%	04/01/2022	04/01/17 @ 105	527,500
	3,000,000	Legacy Reserves, LP / Legacy Reserves Finance Corp.	B	8.000%	12/01/2020	12/01/16 @ 104	3,202,500
	1,000,000	Legacy Reserves, LP / Legacy Reserves Finance Corp.(a)	B	6.625%	12/01/2021	06/01/17 @ 103	1,015,000
	1,455,000	Memorial Production Partners, LP / Memorial Production Finance Corp.	B–	7.625%	05/01/2021	05/01/17 @ 104	1,505,925
	1,230,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC	CCC+	10.750%	10/01/2020	10/01/16 @ 105	1,371,450
	1,700,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC	CCC+	9.250%	06/01/2021	06/01/16 @ 107	1,827,500
	1,200,000	Precision Drilling Corp. (Canada)(a)	BB	5.250%	11/15/2024	05/15/19 @ 103	1,200,000
	3,000,000	SandRidge Energy, Inc.	B–	8.750%	01/15/2020	01/15/15 @ 104	3,240,000
							27,940,505
		Oil & Gas Services – 0.4%
	650,000	FTS International, Inc.(a)	B–	6.250%	05/01/2022	05/01/17 @ 105	663,000
		Other Industrials – 1.2%
EUR	1,300,000	Deutsche Raststatten (Denmark)	B	6.750%	12/30/2020	N/A	1,913,294
		Packaging & Containers – 1.3%
	2,020,000	Pretium Packaging, LLC / Pretium Finance, Inc.	B–	11.500%	04/01/2016	04/01/15 @ 100	2,138,049
		Pipelines – 3.2%
	2,000,000	Atlas Pipeline Partners, LP / Atlas Pipeline Finance Corp.	B+	5.875%	08/01/2023	02/01/18 @ 103	2,020,000
	3,000,000	Eagle Rock Energy Partners, LP / Eagle Rock Energy Finance Corp.	B	8.375%	06/01/2019	06/01/15 @ 104	3,251,250
							5,271,250
		Property & Casualty – 0.4%
	650,000	Prosight Global, Inc.	NR	7.500%	11/20/2020	N/A	663,260

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional
Amount~	Description	Rating*	Coupon	Maturity	Call Provisions**	Value
	Retail – 5.1%
2,400,000	Checkers Drive-In Restaurants, Inc.(a)	B–	11.000%	12/01/2017	06/01/15 @ 108	$ 2,670,000
3,200,000	GRD Holdings III Corp.(a)	B	10.750%	06/01/2019	06/01/15 @ 108	3,560,000
1,100,000	Guitar Center, Inc.(a)	B–	6.500%	04/15/2019	04/15/16 @ 103	1,060,125
1,000,000	Suburban Propane Partners, LP / Suburban Energy Finance Corp.	BB–	5.500%	06/01/2024	06/01/19 @ 103	1,012,500
						8,302,625
	Software – 6.0%
3,200,000	Aspect Software, Inc.	CCC+	10.625%	05/15/2017	05/15/15 @ 103	3,364,000
3,000,000	Eagle Midco, Inc.(a)	CCC+	9.000%	06/15/2018	12/15/14 @ 102	3,131,250
3,000,000	First Data Corp.(a) (e)	B–	8.750%	01/15/2022	01/15/16 @ 104	3,285,000
						9,780,250
	Telecommunications – 3.3%
3,000,000	Alcatel-Lucent USA, Inc.(a)	CCC+	8.875%	01/01/2020	07/01/16 @ 104	3,375,000
2,050,000	Avaya, Inc.(a)	B	7.000%	04/01/2019	04/01/15 @ 104	2,029,500
						5,404,500
	Transportation – 0.4%
600,000	CEVA Group PLC (United Kingdom)(a)	B–	7.000%	03/01/2021	03/01/17 @ 104	610,500
	Total Corporate Bonds – 67.9%
	(Cost $108,041,296)					111,158,859
	Asset Backed Securities – 9.5%
	Collateralized Debt Obligations – 1.8%
1,084,575	RAIT CRE CDO Ltd., Series 2006-1X, Class A1B(b)	Aa2	0.479%	11/20/2046	N/A	921,564
2,239,535	SRERS Funding Ltd., Series 2011-RS, Class A1B1 (Cayman Islands)(a) (b) (d)	Baa3	0.403%	05/09/2046	N/A	2,106,730
						3,028,294
	Collateralized Loan Obligations – 3.8%
500,000	Cerberus Onshore II CLO, LLC, Series 2013-1A, Class D(a) (b)	Baa2	4.227%	10/15/2023	N/A	473,050
1,000,000	COA Summit CLO Ltd., Series 2014-1A, Class C (Cayman Islands)(a) (b)	Baa3	4.086%	04/20/2023	N/A	994,300
1,000,000	Duane Street CLO IV Ltd. (Cayman Islands)(a) (b)	BBB–	2.475%	11/14/2021	N/A	954,300
500,000	KKR Financial CLO 2007-A Corp. (Cayman Islands)(a) (b)	BBB–	6.727%	10/15/2017	N/A	502,450
750,000	KKR Financial CLO Ltd., Series 2007-1X, Class A(b) (d)	BBB+	5.264%	05/15/2021	N/A	748,425
1,500,000	Newstar Commercial Loan Funding LLC, Series 2013-1A, Class E(a) (b) (d)	NR	5.535%	09/20/2023	N/A	1,495,950
500,000	NXT Capital CLO 2013-1, LLC(a) (b)	Baa2	4.379%	04/25/2024	N/A	487,000
500,000	Salus CLO Ltd., Series 2012-1AN, Class DN (Cayman Islands)(a) (b) (d)	NR	6.986%	03/05/2021	N/A	494,300
						6,149,775
	Home Equity ABS – 0.6%
1,409,937	GSAA Home Equity Trust 2006-18(g)	D	6.002%	11/25/2036	02/25/21 @ 100	984,135
	Other ABS – 3.3%
826,370	Castlelake Aircraft Securitization Trust 2014-1	A	5.250%	02/15/2029	N/A	829,510
631,930	Castlelake Aircraft Securitization Trust 2014-1	BBB	7.500%	02/15/2029	N/A	632,688
1,445,312	Emerald Aviation Finance Ltd., Series 2013-1, Class B (Cayman Islands)(a) (g)	BBB	6.350%	10/15/2038	10/15/18 @ 100	1,468,726
497,396	Rise Ltd.(d)	BBB+	6.500%	02/12/2039	N/A	502,370
2,000,000	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC6,
	Series 2006-BC6, Class A4(b)	CCC	0.320%	01/25/2037	08/25/24 @ 100	1,646,398
377,795	Turbine Engines Securitization Ltd., Series 2013-1A, Class B (Bermuda)(a)	BBB	6.375%	12/13/2048	N/A	377,266
						5,456,958
	Total Asset Backed Securities – 9.5%
	(Cost $15,377,148)					15,619,162

See notes to financial statements.

12 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

	Principal					Optional
	Amount~	Description	Rating*	Coupon	Maturity	Call Provisions**	Value
		Collateralized Mortgage Obligation – 0.3%
		WL Collateral CMO – 0.3%
	554,207	Washington Mutual Mortgage Pass-Through Certificates WMALT
		Series 2006-8 Trust(g)	D	4.978%	10/25/2036	01/25/22 @ 100	$ 393,512
		(Cost $385,699)
		Term Loans – 49.5%(h)
		Aerospace & Defense – 4.3%
	2,206,897	Doncasters Group Limited, 2nd Lien(d)	CCC+	9.500%	10/09/2020	N/A	2,232,651
	1,850,980	Nana Development, 1st Lien(d)	B	8.000%	03/15/2018	N/A	1,823,216
	3,000,000	Total Safety U.S., Inc., 2nd Lien(d)	CCC	9.250%	09/13/2020	N/A	3,000,000
							7,055,867
		Banking – 1.9%
	3,000,000	Ranpak, 2nd Lien(d)	B–	8.500%	04/23/2020	N/A	3,052,500
		Building Materials – 2.2%
EUR	1,393,486	Ursa Insulation B.V.(c) (d)	B	5.043%	04/26/2021	N/A	1,899,388
EUR	1,250,000	Ursa Insulation B.V., Lien 1(c) (d)	B	7.750%	04/26/2020	N/A	1,703,810
							3,603,198
		Chemicals – 2.8%
	2,000,000	Ennis Flint Road Infrastructure, 2nd Lien(d)	CCC+	7.750%	09/30/2021	N/A	1,986,660
	2,542,807	Royal Adhesives and Sealants(d)	B	5.500%	07/31/2018	N/A	2,555,521
							4,542,181
		Consumer Products – 0.6%
	550,000	Pelican Products, 2nd Lien(d)	B–	9.250%	04/09/2021	N/A	555,500
	581,118	Targus Group International, Inc., 1st Lien(d)	B	12.000%	05/24/2016	N/A	486,204
							1,041,704
		Diversified Manufacturing – 1.6%
	2,536,143	Minimax Viking, Lien 1(d)	B	4.500%	08/14/2020	N/A	2,537,740
		Electric – 1.8%
	2,887,500	Astoria Generating Co. Acquisitions(d)	B+	8.500%	10/26/2017	N/A	2,968,725
		Energy-Alternate Sources – 1.9%
	3,000,000	Panda Temple II Power, 1st Lien(d)	B	7.250%	04/03/2019	N/A	3,060,000
		Environmental Control – 0.1%
	180,000	Paradigm, Ltd., 2nd Lien(d)	CCC+	10.500%	07/30/2020	N/A	182,025
		Food & Beverage – 6.6%
	1,752,000	Advance Pierre Foods, Inc., Lien 2(d)	CCC+	9.500%	10/10/2017	N/A	1,684,110
	1,452,721	Arctic Glacier Holdings Inc., 1st Lien(d)	B–	5.000%	05/10/2019	N/A	1,445,458
	4,000,000	CTI Foods Holding Co. LLC, 2nd Lien(d)	CCC+	8.250%	06/28/2021	N/A	4,030,000
	4,000,000	Reddy ICE Holdings, Inc., 2nd Lien(d)	CCC+	10.750%	10/01/2019	N/A	3,680,000
							10,839,568
		Media – 2.1%
	2,200,000	Anaren, Inc., Lien 2(d)	CCC+	9.250%	08/18/2021	N/A	2,200,000
	750,000	Cengage Learning Acquisitions, Inc., Lien 1(d)	B+	7.000%	03/31/2020	N/A	759,375
	397,000	Hemisphere Media Group Inc., 1st Lien(d)	B	6.250%	07/30/2020	N/A	397,993
	39,158	Max Broadcast Group(c) (d)	B–	6.250%	03/31/2015	N/A	34,459
	88,936	Max Broadcast Group LLC(c) (d)	B–	6.250%	03/31/2015	N/A	78,264
							3,470,091

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

	Principal					Optional
	Amount~	Description	Rating*	Coupon	Maturity	Call Provisions**	Value
		Metal Fabricate & Hardware – 0.0%***
	56,250	United Central Industries	B–	6.250%	10/09/2017	N/A	$ 56,250
		Other Finance – 1.3%
	2,200,000	Intertrust Group, 2nd Lien(d)	CCC+	8.000%	04/15/2022	N/A	2,200,000
		Other Industrials – 5.1%
	1,452,055	Alliedbarton Security(d)	CCC+	8.000%	08/13/2021	N/A	1,453,420
	1,000,000	Camp Systems International, Lien 2(d)	CCC	8.250%	11/29/2019	N/A	1,017,500
EUR	2,475,000	Flakt Woods, 2 Lien	B	4.750%	04/01/2017	N/A	3,272,337
	2,350,000	Mitchell International, Inc., 2nd Lien (d)	CCC	8.500%	10/11/2021	N/A	2,397,000
	150,000	Omnitracs, Inc., 2nd Lien(d)	CCC+	8.750%	05/25/2021	N/A	151,375
							8,291,632
		Retail – 1.6%
	2,663,827	Eddie Bauer Licensing Senior Secured Notes(c) (d)	B–	9.500%	06/28/2018	N/A	2,597,231
		Technology – 7.6%
	1,925,000	Aspect Software, Inc.(d)	B	7.250%	05/07/2016	N/A	1,937,840
	1,674,347	EIG Investors Corp., 1st Lien(d)	B	5.000%	11/09/2019	N/A	1,679,923
	1,995,000	Greenway Medical Technology, 1st Lien(d)	B	6.000%	11/04/2020	N/A	1,985,025
	2,200,000	Greenway Medical Technology, 2nd Lien(d)	CCC	9.250%	11/04/2021	N/A	2,216,500
	3,980,000	Landesk Group, Inc., Lien 1(d)	B	5.000%	02/25/2020	N/A	3,981,194
	700,000	Lantiq Deutschland GMBH, 1st Lien(d)	B–	11.000%	11/16/2015	N/A	693,000
							12,493,482
		Transportation – 4.6%
	371,429	Ceva Group PLC, 1st Lien(d)	B–	6.500%	03/19/2021	N/A	363,380
	64,039	Ceva Group PLC, 1st Lien(d)	B–	6.500%	03/19/2021	N/A	62,652
	512,315	Ceva Group PLC, Lien 1(d)	B–	6.500%	03/19/2021	N/A	501,213
	352,217	Ceva Group PLC, Lien 1(d)	B–	6.500%	03/19/2021	N/A	344,584
	2,224,686	Travelport Holdings, 2nd Lien, Tranche 1(d)	CCC+	9.500%	01/31/2016	N/A	2,286,977
	3,873,027	US Shipping Corp., Lien 1(d)	B	9.000%	04/30/2018	N/A	3,950,488
							7,509,294
		Wireless – 3.4%
	1,587,940	Alcatel Lucent, Lien 1(d)	B+	4.500%	01/30/2019	N/A	1,590,179
	2,967,590	Expert Global Solutions, Lien 1(d)	B–	8.500%	04/03/2018	N/A	2,853,842
	1,135,291	Gogo LLC, 1st Lien(d)	CCC+	11.250%	06/21/2017	N/A	1,192,055
							5,636,076
		Total Term Loans – 49.5%
		(Cost $81,367,587)					81,137,564
	Number
	of Shares	Description					Value
		Preferred Stocks – 2.5%
		Insurance – 1.1%
	72,000	Kemper Corp.	BB	7.375%	02/27/2054	02/27/19 @ 25	1,872,000
		Transportation – 1.4%
	88,000	Seaspan Corp. (Marshall Islands)	NR	6.375%	04/30/2019	N/A	2,220,240
		Total Preferred Stocks – 2.5%
		(Cost $4,009,518)					4,092,240

See notes to financial statements.

14 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Number
of Shares	Description	Value
	Total Long-Term Investments – 129.7%
	(Cost $209,181,248)	$ 212,401,337
	Short-Term Investments – 2.1%
	Money Market – 2.1%
3,398,999	Dreyfus Treasury Prime Cash Management – Institutional Shares
	(Cost $3,398,999)	3,398,999
	Total Investments – 131.8%
	(Cost $212,580,247)	215,800,336
	Reverse Repurchase Agreements – (32.6% of Net Assets or 25.1% of Total Investments)	(53,344,075)
	Other Assets in excess of Liabilities – 0.8%	1,358,893
	Net Assets – 100.0%	$ 163,815,154

BV – Limited Liability Company
CDO – Collateralized Debt Obligation
CLO – Collateralized Loan Obligation
EUR – Euro GBP – Great Britain Pound
GmbH – Limited Liability
LLC – Limited Liability Company
LP – Limited Partnership
N/A – Not Applicable
NV – Publicly Traded Company
PLC – Public Limited Company
SA – Corporation

~	The principal amount is denominated in U.S. Dollars unless otherwise indicated.

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

***	Less than 0.1%.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, these securities amounted to $69,235,253, which represents 42.3% of net assets.

(b)	Floating or variable rate coupon. The rate shown is as of May 31, 2014.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $6,313,152 which represents 3.9% of net assets.

(d)
All or a portion of these securities have been physically segregated in connection with reverse repurchase agreements and unfunded loan commitments. As of May 31, 2014, the total amount segregated was $84,843,905.

(e)	Paid-in-kind toggle note. The issuer in each interest period has the option to pay interest in cash or to issue payment-in-kind shares of the note.

(f)	Non-income producing as security is in default.

(g)	Security is a “Step coupon” bond where the coupon increases or decreases at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

(h)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 15

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2014

Assets
Investments in securities, at value (cost $212,580,247)	$215,800,336
Foreign currency, at value (cost $2,325,770)	2,325,136
Cash	180,824
Receivable for securities sold	2,352,616
Interest receivable	3,437,170
Unrealized appreciation on forward foreign currency contracts	131,616
Unrealized appreciation on unfunded commitments	38,407
Tax reclaims	3,599
Other assets	17,427
Total assets	224,287,131
Liabilities
Reverse repurchase agreements	53,344,075
Payable for securities purchased	6,765,695
Advisory fee payable	183,768
Interest due on borrowings	38,194
Administrative fee payable	4,993
Unrealized depreciation on forward foreign currency contracts	5,821
Accrued expenses and other liabilities	129,431
Total liabilities	60,471,977
Net Assets	$163,815,154
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
6,629,189 shares issued and outstanding	$662,919
Additional paid-in capital	157,233,999
Accumulated undistributed net investment income	824,702
Accumulated net realized gain on investments and foreign currency transactions	1,684,854
Accumulated net unrealized appreciation on investments, foreign currency translations
and unfunded commitments	3,408,680
Net Assets	$163,815,154
Net Asset Value (based on 6,629,189 shares outstanding)	$24.71

See notes to financial statements.

16 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

STATEMENT OF OPERATIONS For the period June 26, 2013* through May 31, 2014	May 31, 2014

Investment Income
Interest (net of foreign withholding tax of $3,599)	$13,327,154
Dividends	33,187
Total income		$13,360,341
Expenses
Advisory fee	1,826,481
Interest expense	267,053
Professional fees	134,144
Fund accounting fee	72,883
Trustees' fees and expenses	70,741
Administrative fee	49,689
Printing expenses	27,202
NYSE listing fee	21,100
Transfer agent fee	18,073
Custodian fee	12,025
Insurance	2,369
Miscellaneous	57,390
Total expenses		2,559,150
Net investment income		10,801,191
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments		1,693,112
Foreign currency transactions		(332,106)
Net change in unrealized appreciation (depreciation) on:
Investments		3,220,089
Foreign currency translations		150,184
Unfunded commitments		38,407
Net realized and unrealized gain on investments and foreign currency		4,769,686
Net Increase in Net Assets Resulting from Operations		$15,570,877
*	Commencement of investment operations.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 17

STATEMENT OF CHANGES IN NET ASSETS	May 31, 2014

For the Period June 26, 2013* through May 31, 2014
Increase in Net Assets from Operations
Net investment income	$10,801,191
Net realized gain on investments and foreign currency	1,361,006
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,408,680
Net increase in net assets resulting from operations	15,570,877
Distributions to Shareholders
From net investment income	(9,698,371)
Capital Share Transactions
Net proceeds from the issuance of common shares	158,273,898
Common share offering costs charged to paid-in capital	(331,250)
Net increase from capital share transactions	157,942,648
Total increase in net assets	163,815,154
Net Assets
Beginning of period	–
End of period (including undistributed net investment income of $824,702)	$163,815,154
*	Commencement of investment operations.

See notes to financial statements.

18 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS For the period June 26, 2013* through May 31, 2014	May 31, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$15,570,877
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used In Operating and Investing Activities:
Net unrealized appreciation on investments	(3,220,089)
Net unrealized appreciation on unfunded commitments	(38,407)
Net unrealized appreciation on foreign currency translations	(150,184)
Net realized gain on investments	(1,693,112)
Net realized gains on paydowns received	(384,817)
Net accretion of bond discount and amortization of bond premium	221,377
Purchase of long-term investments	(328,835,350)
Paydowns received on mortgage and asset backed securities	24,614,787
Proceeds from sale of long-term investments	96,743,824
Net purchase of short-term investments	(3,398,999)
Corporate actions and other payments	176,432
Increase in foreign currency	(2,325,136)
Increase in interest receivable	(3,437,170)
Increase in receivable for securities sold	(2,352,616)
Increase in tax reclaims	(3,599)
Increase in other assets	(17,427)
Increase in payable for securities purchased	6,765,695
Increase in advisory fee payable	183,768
Increase in interest due on borrowings	38,194
Increase in administration fee payable	4,993
Increase in accrued expenses and other liabilities	129,431
Net Cash Used in Operating and Investing Activities	(201,407,528)
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	158,273,898
Distributions to shareholders	(9,698,371)
Increase in reverse repurchase agreements	53,344,075
Offering expenses in connection with common shares issued	(331,250)
Net Cash Provided by Financing Activities	201,588,352
Net increase in cash	180,824
Cash at Beginning of Period	–
Cash at End of Period	$180,824
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$228,859
*	Commencement of investment operations.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 19

FINANCIAL HIGHLIGHTS	May 31, 2014

	For the Period
	June 26, 2013*
Per share operating performance	through
for a share outstanding throughout the period	May 31, 2014
Net asset value, beginning of period	$23.82
Income from investment operations
Net investment income (a)	1.64
Net realized and unrealized gain on investments and unfunded commitments	0.71
Total from investment operations	2.35
Distributions to Shareholders
From net investment income	(1.46)
Net asset value, end of period	$24.71
Market value, end of period	$24.68
Total investment return (b)
Net asset value	10.12%
Market value	5.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$163,815
Ratios to Average Net Assets:
Total expenses, including interest expense (f)	1.73	%(c)
Net investment income, including interest expense	7.28	%(c)
Portfolio turnover rate (d)	54%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$53,344
Asset Coverage per $1,000 of indebtedness(e)	$4,071

*	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total borrowings.
(f)	Excluding interest expense, the annualized operating expense ratio for the period ended May 31, 2014 would be 1.55%.

See notes to financial statements.

20 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2014

Note 1 – Organization:
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and asked prices on such day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 21

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income using the effective interest method.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and asked price of respective exchange rates on the date of the transaction.

The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from foreign currency.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(d) Forward Exchange Currency Contracts
The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

(e) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(f) Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds' financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of May 31, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/offsetting provisions are detailed in the following table.

	Gross Amounts	Gross Amounts	Net Amounts of Liabilities	Gross Amounts Not
	of Recognized	Offset in the Statement	Presented in the Statement	Offset in the Statement	Net
Description	Liabilities	of Assets and Liabilities	of Assets and Liabilities	of Assets and Liabilities	Amount
Reverse Repurchase Agreements	$53,344,075	$ —	$53,344,075	$53,344,075	$ —

22 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives a fund accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

Note 4 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 – quoted prices in active markets for identical assets or liabilities.

Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at May 31, 2014.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$–	$109,840,749	$1,318,110	$111,158,859
Asset Backed
Securities	–	11,738,730	3,880,432	15,619,162
Collateralized
Mortgage
Obligation	–	393,512	–	393,512
Term Loans	–	74,824,412	6,313,152	81,137,564
Preferred Stocks	4,092,240	–	–	4,092,240
Forward Exchange
Currency
Contracts	–	131,616	–	131,616
Unfunded
Commitments	–	38,407	–	38,407
Money Market
Fund	3,398,999	–	–	3,398,999
Total Assets	$7,491,239	$196,967,426	$11,511,694	$215,970,359
Liabilities:
Forward Exchange
Currency
Contracts	$–	$5,821	$–	$5,821
Total Liabilities	$–	$5,821	$–	$5,821

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Ending Balance			Unobservable
Category	at 5/31/14	Valuation Technique	Inputs
Corporate Bonds	$1,318,110	Monthly Broker Quote	Indicative Quote
Asset Backed Securities	3,880,432	Monthly Broker Quote	Indicative Quote
Term Loans	6,313,152	Enterprise Value	Valuation
			Multiple*
* Valuation multiples utilized ranged from 7.0 to 12.2.

Significant changes in an indicative quote or valuation multiple would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the beginning of the current fiscal period. The Fund recognized transfers between the levels as of the beginning of the period.

Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2014:

LEVEL 3 – Fair Value measurement using significant unobservable inputs
Guggenheim Credit Allocation Fund
Assets:
Beginning Balance	$–
Purchases	11,226,702
Total change in unrealized gains or losses included in earnings	284,992
Ending Balance	$11,511,694

Note 5 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $45,730 or $0.007 per share of federal excise tax attributable to calendar year 2013.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At May 31, 2014, the following reclassification was made to the capital accounts of the Fund to reflect permanent book and tax differences relating to paydown gains, excise tax paid and the reclassification of distributions from ordinary income to short-term capital gains. Net investment income, net realized gains and net assets were not affected by these changes.

24 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

Additional	Undistributed Net	Accumulated Net
Paid-in Capital	Investment Income	Realized Gain
$(45,730)	$(278,118)	$323,848

At May 31, 2014, the cost and related unrealized appreciation and depreciation of securities for Federal income tax purposes, were as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation on
Purposes	Appreciation	Depreciation	Investments
$212,580,322	$5,456,575	$(2,236,561)	$3,220,014

The net tax unrealized appreciation on unfunded commitments is $38,407.

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and mark to market on forward exchange currency contracts.

As of May 31, 2014, the components of accumulated earnings/(losses) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Accumulated	Net Unrealized
Ordinary Income	Long-Term Gains	Appreciation
$2,749,360	$ –	$3,279,709

For the year ended May 31, 2014, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from
Ordinary Income	$9,698,371

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:
During the period ended May 31, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $328,835,350 and $96,743,824, respectively.

Note 7 – Derivatives:

(a) Forward Exchange Currency Contracts
A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions. Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At May 31, 2014, the following forward exchange currency contracts were outstanding:

Contracts to Buy		Counterparty	Settlement Date	Settlement Value	Value at 5/31/14	Net Unrealized Appreciation (Depreciation)
EUR	5,600,000
for USD	7,637,840	The Bank of New York Mellon	06/02/2014	$7,637,840	$7,633,068	$(4,772)
GBP	1,060,000
for USD	1,776,666	The Bank of New York Mellon	06/02/2014	1,776,666	1,776,884	218
						$(4,554)

Contracts to Sell		Counterparty	Settlement Date	Settlement Value	Value at 5/31/14	Net Unrealized Appreciation (Depreciation)
EUR	5,600,000
for USD	7,755,272	The Bank of New York Mellon	06/02/2014	$7,755,272	$7,633,068	$122,204
EUR	4,000,000
for USD	5,455,160	The Bank of New York Mellon	07/02/2014	5,455,160	5,454,050	1,110
EUR	1,705,836
for USD	2,326,590	The Bank of New York Mellon	06/02/2014	2,326,590	2,325,136	1,454
GBP	1,060,000
for USD	1,783,514	The Bank of New York Mellon	06/02/2014	1,783,514	1,776,884	6,630
GBP	1,065,000
for USD	1,784,626	The Bank of New York Mellon	07/02/2014	1,784,626	1,785,675	(1,049)
						$130,349
Total unrealized appreciation for forward exchange currency contracts						$125,795

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

(b) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at May 31, 2014.

Statement of Asset and Liabilities
Presentation of Fair Values of Derivative Instruments ($000s):
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
Primary Risk Exposure	Location	Fair Value	Location	Fair Value
	Unrealized		Unrealized
	appreciation		depreciation
	on forward		on forward
	exchange		exchange
	currency		currency
Currency risk	contracts	$132	contracts	$6

The following table presents the effect of derivatives instruments on the Statement of Operations for the period ended May 31, 2014.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk Exposure	Foreign Currency Transactions
Currency risk	$(250)
Change in Unrealized Appreciation on Derivatives (value in $000s)
Primary Risk Exposure	Foreign Currency Translations
Currency risk	$126
* Less than the minimum amount disclosed

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$ 2,250,360
Average Settlement Value Sold	2,631,957
Ending Settlement Value Purchased	9,414,506
Ending Settlement Value Sold	19,105,162

Note 8 – Leverage:

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended May 31, 2014, the average daily balance for which reverse repurchase agreements were outstanding amounted to $46,063,095. The weighted average interest rate was 0.76%. At May 31, 2014, there was $53,344,075 in reverse repurchase agreements outstanding.

At May 31, 2014, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rates	Range of Maturity Dates	Face Value
Barclays Capital, Inc.	0.10% - 0.91%	06/02/14 – 08/28/14	$28,239,776
Bank of America	0.25% - 0.95%	06/05/14 – 07/10/14	3,676,449
Citigroup, Inc.	0.75%	06/04/14	2,432,700
Credit Suisse Securities LLC	0.45% - 1.15%	06/04/14 – 08/05/14	18,995,150
			$53,344,075

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Loan Commitments:
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of May 31, 2014. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2014, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $84,843,905. The unrealized appreciation on these commitments of $38,407 as of May 31, 2014 is reported as “Unrealized appreciation on unfunded commitments” on the Statement of Assets and Liabilities.

At May 31, 2014, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Expiration Date	Principal Amount	Unrealized Appreciation
AlliedBarton
Security Services	08/12/2021	$ 547,945	$ 160
American Stock
Transfer	06/11/2018	400,000	8,231
CEVA Group PLC	03/19/2019	500,000	–
Hearthside Foods	08/08/2015	200,000	–
IntraWest
Holdings S.A.R.	12/10/2018	1,100,000	80
Men’s Wearhouse	03/11/2015	350,000	–
National Financial
Partners	07/01/2018	1,500,000	29,936
United Central
Industrial Supply	10/09/2017	393,750	–
			$38,407

26 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

Note 10 – Capital:
In connection with its organization process, the Fund sold 4,189 shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,012 at a price of $23.88 per share. On June 26, 2013, the Fund issued 6,000,000 shares of common stock in its initial public offering. These shares were issued at $23.88 per share after deducting the sales load but before offering expenses incurred by the Fund.

In connection with the initial public offering of the Fund’s common shares, the underwriters were granted an option to purchase additional common shares. The underwriters purchased, at a price of $23.88 per common share (after deducting the sales load but before offering expenses incurred by the Fund), 500,000 common shares of the Fund and 125,000 common shares on July 19, 2013 and August 13, 2013, respectively, pursuant to the over-allotment option.

Offering costs, estimated at $331,250 or $0.05 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and GPIM have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.05 per common share.

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 6,629,189 issued and outstanding.

Transactions in common shares were as follows:

Period Ended
May 31, 2014
Beginning Shares	–
Common shares issued through organization process	4,189
Common shares issued through underwritten offering	6,000,000
Common shares issued through over-allotment option	625,000
Ending shares	6,629,189

Note 11 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On June 2, 2014, the Fund declared a monthly distribution to common shareholders of $0.1713 per common share. The distribution was payable on June 30, 2014, to shareholders of record on June 13, 2014.

On July 1, 2014, the Fund declared a monthly distribution to common shareholders of $0.1713 per common share. The distribution is payable on July 31, 2014, to shareholders of record on July 15, 2014.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2014

To the Board of Trustees and Shareholders of
Guggenheim Credit Allocation Fund

We have audited the accompanying statement of assets and liabilities of the Guggenheim Credit Allocation Fund (the Fund), including the portfolio of investments, as of May 31, 2014, and the related statements of operations, cash flows, changes in net assets and financial highlights for the period June 26, 2013 (commencement of investment operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian, brokers and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Credit Allocation Fund at May 31, 2014, and the results of its operations, its cash flows, changes in its net assets and its financial highlights for the period June 26, 2013 (commencement of investment operations) through May 31, 2014, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
July 29, 2014

28 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2014

Federal Income Tax Information
In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2014, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

% Qualifying	% STCG
39.85%	100%

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 3, 2014. Common shareholders voted on the approval of the amendment of the Fund’s agreement and declaration of Trust and election of Trustees.

With regards to the approval of the amendment of the Fund’s agreement and declaration of Trust to increase the maximum number of Trustees that comprise the Board of Trustees of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstained
	5,280,651	95,494	90,344
With regards to the election of the following Trustees by common shareholders of the Fund:
	# of Shares in Favor	# of Shares Against	# of Shares Abstained
Randall C. Barnes	5,319,613	86,154	60,722
Donald C. Cacciapaglia	5,283,799	120,939	61,751
Donald A. Chubb	5,317,784	87,982	60,723
Jerry B. Farley	5,312,756	91,982	61,751
Maynard F. Oliverius	5,318,813	86,954	60,722

The other Trustees of the Fund not up for election in 2014 are Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Trustees(a)
The Trustees of the Guggenheim Credit Allocation Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios
Name, Address*	with	of Time	Principal Occupation(s)	in Fund	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Complex Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2013	Current: Private Investor (2001-present).	86	None.
(1951)
Former: Senior Vice President and Treasurer, PepsiCo, Inc.
(1993-1997); President, Pizza Hut International (1991-1993);
Senior Vice President, Strategic Planning and New Business
Development, PepsiCo, Inc. (1987-1990).
Donald A.	Trustee and	Since 2014	Current: Business broker and manager of commercial real	82	None.
Chubb, Jr.	Vice Chairman		estate, Griffith & Blair, Inc. (1997-present).
(1946)	of the Board
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	82	Current: Westar Energy, Inc.
(1946)	Vice Chairman				(2004-present); CoreFirst Bank &
	of the Audit				Trust (2000-present).
Committee
Roman Friedrich III	Trustee and	Since 2013	Current: Founder and President, Roman Friedrich & Company	82	Current: Mercator Minerals Ltd.
(1946)	Chairman of		(1998-present).		(2013-present); Zincore Metals, Inc.
	the Contracts				(2009-present).
Review
	Committee		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: First Americas Gold Corp.
(2012-2014);Blue Sky Uranium Corp.
(2011-2012); Axiom Gold and Silver
Corp. (2011-2012); Stratagold Corp.
(2003-2009); GFM Resources Ltd.
(2005-2010).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 29

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2014

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios
Name, Address*	with	of Time	Principal Occupation(s)	in Fund	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Complex Overseen	Held by Trustees
Independent Trustees continued
Robert B. Karn III	Trustee and	Since 2013	Current: Consultant (1998-present).	82	Current: Peabody Energy Company
(1942)	Chairman of				(2003-present); GP Natural .
	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner,		Resource Partners, LLC
	Committee		Financial and Economic Consulting, St. Louis office (1987-1997).		(2002- present)
Ronald A. Nyberg	Trustee and	Since 2013	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	88	Current: Director, Edward-Elmhurst
(1953)	Chairman of				Healthcare System (2012-present).
	the Nominating		Former: Executive Vice President, General Counsel, and
	and Governance		Corporate Secretary, Van Kampen Investments (1982-1999).
Committee
Maynard F. Oliverius	Trustee and	Since 2014	Retired.	82	None.
(1943)	Vice Chairman
	of the Contracts		Former: President and CEO, Stormont-Vail HealthCare (1996-2012).
Review Committee
Ronald E. Toupin, Jr.	Trustee and	Since 2013	Current: Portfolio Consultant (2010-present).	85	Former: Bennett Group of Funds
(1958)	Chairman of				(2011-2013).
	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen
Asset Management (1998-1999); Vice President, Nuveen
Investment Advisory Corp. (1992-1999); Vice President and Manager,
Nuveen Unit Investment Trusts (1991-1999); and Assistant
Vice President and Portfolio Manager, Nuveen Unit Investment
Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
Interested Trustee:
Donald C.	President,	Since 2013	Current: President and CEO, certain other funds in the Fund	214	Current: Delaware Life
Cacciapaglia***	Chief Executive		Complex (2012-present); Vice Chairman, Guggenheim Investments		2013-present); Guggenheim Life
(1951)	Officer and		(2010-present).		(and Annuity Company
	Trustee				(2011-present); Paragon Life
			Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Insurance Company of Indiana
(2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:

-Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2015.
-Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2016.
-Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2017.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.
(a)
As of April 3, 2014. At a special meeting of the shareholders held in April 2014, shareholders of the Trust elected the following individuals to serve as Trustees: Donald A. Chubb, Jerry B. Farley and Maynard F. Oliverius.

30 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2014

Officers
The Officers, of the Guggenheim Credit Allocation Fund, who are not trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of
and Year of Birth	with the Trust	Time Served**	Principal Occupations During Past Five Years
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors,
(1966)	Treasurer		LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice
President, Rydex Advisors II, LLC (2010).
William H. Belden, III	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds
(1965)			Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief	Since 2013	Current: Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present).
(1966)	Compliance
	Officer		Former: Secretary of certain funds in the Fund Complex.
Mark J. Furjanic	Assistant	Since 2013	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund
(1959)	Treasurer		Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley	Assistant	Since 2013	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director,
(1961)	Officer		Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and
Security Benefit Corporation (2004-2012).
Derek D. Maltbie	Assistant	Since 2013	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund
(1972)	Treasurer		Complex (2011-present).

Former: Assistant Vice President, Guggenheim Funds Investment Advisors, LLC (2005-2011); Supervisor, Mutual Fund
Administration, Van Kampen Investments, Inc. (1995-2005).
Mark E. Mathiasen	Secretary	Since 2013	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director and Associate General
(1978)			Counsel, Guggenheim Funds Services, LLC, and affiliates (2007-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim
(1984)	Secretary		Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 31

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2014

Term of Office
Name, Address*	Position(s) held	and Length of
and Year of Birth	with the Trust	Time Served**	Principal Occupations During Past Five Years
Kimberly J. Scott	Assistant	Since 2013	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund
(1974)	Treasurer		Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund
Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual
Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments
(1979)			(2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2013	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Officer, Chief		Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Treasurer		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management
(2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).
*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

32 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2014

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 33

This Page Intentionally Left Blank.

FUND INFORMATION	May 31, 2014

Board of Trustees	Principal Executive Officers	Investment Adviser	Custodian
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds Investment	The Bank of New York Mellon
	Chief Executive Officer	Advisors, LLC	New York, NY
Donald C. Cacciapaglia*		Chicago, IL
	Joanna M. Catalucci		Legal Counsel
Donald A. Chubb	Chief Compliance Officer	Investment Sub-Adviser	Skadden, Arps, Slate, Meagher
		Guggenheim Partners	& Flom LLP
Jerry B. Farley	Amy J. Lee	Investment Management, LLC	New York, NY
	Chief Legal Officer	Santa Monica, CA
Roman Friedrich III			Independent Registered Public
	Mark E. Mathiasen	Administrator and Accounting	Accounting Firm
Robert B. Karn III	Secretary	Agent	Ernst & Young LLP
		Rydex Fund	McLean, VA
Ronald A. Nyberg	John L. Sullivan	Services, LLC
	Chief Financial Officer,	Rockville, MD
Maynard F. Oliverius	Chief Accounting Officer
and Treasurer
Ronald E. Toupin, Jr.,
Chairperson

* Trustee is an “interested person”
(as defined in section 2(a)(19) of
the 1940 Act) (“Interested
Trustee”) of the Trust because of
his position as the President and
CEO of the Investment Adviser
and Distributor.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Credit Allocation Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Guggenheim Credit Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800)345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/ggm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/ggm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 35

ABOUT THE FUND MANAGER

Guggeheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/14)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE	CEF-GGM-AR-0514

Item 2.  Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)	(1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $32,000 for the fiscal year ended May 31, 2014.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, was $0 for the fiscal year ended May 31, 2014.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last fiscal year.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice was $9,450 for the fiscal year ended May 31, 2014.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last fiscal year.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 for the fiscal year ended May 31, 2014.

The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last fiscal year.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

V.B.3.     Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $9,450 for the fiscal year ended May 31, 2014.

(h)          Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.

(b)          Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2014:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2013	Guggenheim Partners Investment Management, LLC: CEO and CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI – Senior Managing Director	2013	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 2007–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 2000–2007.

Jeffrey B. Abrams – Senior Managing Director	2013
Guggenheim Partners Investment Management, LLC: Senior Managing Director – 2012-Present.  Guggenheim Corporate Funding, LLC: Senior Managing Director – 2003-Present. Former, Guggenheim Investment Management, LLC: Senior Managing Director – 2002-2012.

Kevin H. Gundersen – Senior Managing Director	2013	Guggenheim Partners Investment Management: Senior Managing Director – 2012-Present. Former, Guggenheim Investment Management, LLC: Managing Director & Portfolio Manager – 2002-2012.
James W. Michal – Managing Director	2013	Guggenheim Partners Investment Management, LLC.: Managing Director – 2008–Present. Formerly, Wachovia Capital Markets, LLC – Structured Finance Division: Associate – 2004–2008.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2014:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	30	$8,290,068,918	0	$0
Other pooled investment vehicles	69	$18,432,033,671	26	$11,275,128,108
Other accounts	130	$105,681,809,915	10	$983,812,485

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	22	$6,876,547,234	0	$0
Other pooled investment vehicles	2	$3,248,452,917	2	$3,248,452,917
Other accounts	27	$84,156,802,200	1	$516,073,190

Jeffrey B. Abrams:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	9	$3,612,322,294	0	$0
Other pooled investment vehicles	33	$10,001,954,040	11	$5,416,892,722
Other accounts	50	$5,431,979,381	6	$132,555,849

Kevin H. Gundersen:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	11	$5,149,368,636	0	$0
Other pooled investment vehicles	33	$10,001,954,040	11	$5,416,892,722
Other accounts	47	$5,354,790,092	6	$132,555,849

James W. Michal:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	26	$6,609,978,642	0	$0
Other pooled investment vehicles	3	$3,323,395,506	2	$3,236,158,577
Other accounts	11	$1,558,119,824	3	$741,815,226

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh, Mr. Abrams, Mr. Gundersen and Mr. Michal for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of May 31, 2014:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne B. Walsh	None
Jeffrey B. Abrams	None
Kevin H. Gundersen	None
James W. Michal	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Credit Allocation Fund

By:        /s/ Donald C. Cacciapaglia

Name:   Donald C. Cacciapaglia

Title:     Chief Executive Officer

Date:     August 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Donald C. Cacciapaglia

Name:    Donald C. Cacciapaglia

Title:      Chief Executive Officer

Date:      August 8, 2014

By:          /s/ John L. Sullivan

Name:     John L. Sullivan

Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:      August 8, 2014